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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  October 22, 1997

                        PERITUS SOFTWARE SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


         0-22647                                    04-3126919
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 (Commission File Number)               (IRS Employer Identification No.)


304 Concord Road, Billerica, Massachusetts                              01821
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(Address of principal executive offices)                             (Zip Code)

                                 (978) 670-0800
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

     Peritus Software Services, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated October 22, 1997, announcing (i) the Company's financial results for the three months and nine months ended September 30, 1997, (ii) the signing by the Company of an agreement to acquire substantially all of the assets and assume certain of the liabilities of Millennium Dynamics, Inc. ("Millennium Dynamics"), an Ohio corporation and a wholly owned subsidiary of American Premier Underwriters, Inc. ("American Premier"), a Pennsylvania corporation, and (iii) certain management changes of the Company.

     1. FINANCIAL RESULTS OF THE COMPANY FOR THE THREE MONTH AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 1997

     For the three months ended September 30, 1997, revenue increased to $9,852,000, up 75% from revenue of $5,645,000 in the comparable period in 1996. Net income totaled $1,166,000, or pro forma $0.07 per share, up from a loss of $206,000 in the comparable period in 1996.

     For the nine months ended September 30, 1997, revenue increased to $26,693,000, up 131% from revenue of $11,553,000 in the comparable period in 1996. Net income totaled $2,010,000, or pro forma $0.14 per share, up from a loss of $5,383,000 in the comparable period in 1996.

     2. ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND CERTAIN LIABILITIES OF MILLENNIUM DYNAMICS

     The Company also announced the signing of an Asset Purchase Agreement dated as of October 22, 1997 by and among the Company and Twoquay, Inc. ("Twoquay"), a Delaware corporation and a newly formed wholly owned subsidiary of the Company, and American Premier and Millennium Dynamics (the "Agreement"), pursuant to which the Company, through Twoquay, will acquire substantially all of the assets and certain liabilities of Millennium Dynamics.

     The Company, with its AutoEnhancer/2000 family of products, has become a leading choice for the dedicated factory approach to solving the Year 2000 problem. Millennium Dynamics, with its Vantage YR2000 family of products, has become a leading mainframe-based and AS 400 renovation choice. The acquisition, which will be accounted for as a purchase, provides for the payment of $30 million in cash by the Company and the issuance of up to 2,222,000 shares of the Company's common stock, $.01 par value per share, at the closing of the transactions contemplated by the Agreement.

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     3. CERTAIN MANAGEMENT CHANGES

     In addition, the Company announced on October 22, 1997 that Dominic K. Chan, the founder and Chairman of the Board of Directors of the Company, will assume the role of Chief Technology Officer and has transitioned his role as Chief Executive Officer of the Company to Douglas A. Catalano. Mr. Catalano, currently the President and Chief Operating Officer of the Company, will serve as the Company's President and Chief Executive Officer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          (99) Press Release dated October 22, 1997.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 1997             PERITUS SOFTWARE SERVICES, INC.

                                    /s/ Allen K. Deary
                                    _______________________________
                                    By:    Allen K. Deary
                                    Title: Vice President, Finance,
                                           and Chief Financial Officer


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                                 EXHIBIT INDEX


              EXHIBIT NO.                   DESCRIPTION
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                  99               Press Release dated October 22, 1997